UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 28, 2004


                             IRIS INTERNATIONAL, INC.
              (Exact name of registrant as specified in its charter)


            Delaware                    333-110826               94-2579751
 (State or other jurisdiction)    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)


    9172 Eton Avenue, Chatsworth, California               91311
    (Address of principal executive offices)            (Zip Code)



                                 (818) 709-1244
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

      (c) Exhibits

Exhibit Number      Description
--------------      -----------

     99.1          Press Release dated January 28, 2004.

Item 12.  Results of Operations and Financial Condition.

      On January 28, 2004, IRIS International, Inc. issued a press release announcing financial results for the fourth fiscal quarter of 2003. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

      The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 30, 2004          IRIS INTERNATIONAL, INC.


                                 By: /s/ Martin Paravato
                                     ___________________
                                     Martin Paravato
                                     Chief Financial Officer




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


                                  Exhibit Index

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

     99.1           Press Release dated January 28, 2004.






















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